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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D. C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the

                       Securities Exchange Act of 1934

                     Date of report:  September 10, 1998

              Date of earliest event reported:  August 26, 1998


                                FVC.COM, INC.

            (Exact name of registrant as specified in its charter)

                                   DELAWARE

                (State or other jurisdiction of incorporation)



             000-23305                                77-0357037
       (Commission File No.)               (IRS Employer Identification No.)




                             3393 OCTAVIUS DRIVE
                                  SUITE 102
                            SANTA CLARA, CA  95054
            (Address of principal executive offices and zip code)



      Registrant's telephone number, including area code: (408) 567-7200


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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

     On August 26, 1998, FVC.COM, Inc. (the "Registrant") completed the acquisition of ICAST Corporation, a California corporation ("ICAST"). ICAST was acquired pursuant to an Agreement and Plan of Merger and Reorganization, dated as of July 30, 1998, among the Registrant, ICAST, FVC Acquisition Corp. and certain shareholders of ICAST, pursuant to which a wholly-owned subsidiary of the Registrant was merged with and into ICAST (the "Merger"). Concurrently with the Merger, (i) the former ICAST shareholders obtained the right to receive, in total, approximately 408,806 shares of the Registrant's Common Stock, (ii) 22,261 shares of the Registrant's Common Stock were reserved for issuance upon exercise of ICAST options assumed by the Registrant and (iii) 3,644 shares of the Registrant's Common Stock were reserved for issuance upon exercise of ICAST warrants assumed by the Registrant.

     Enzo Torresi, a director and stockholder of the Registrant was, prior to the Merger, Chairman of the Board of Directors, Chief Executive Officer and a significant shareholder of ICAST. James R. Swartz, a director of the Registrant was, prior to the Merger, a director of ICAST and is a general partner of partnerships that are the general partners of various entities that, collectively, were significant shareholders of ICAST prior to the Merger. Entities affiliated with Mr. Swartz are also significant stockholders of the Registrant.

     The Merger is intended to qualify as a tax free reorganization and to be accounted for as a purchase. ICAST is a developer of Internet Protocol (IP) voice and video broadcast solutions. The Registrant intends to continue to use the assets acquired to conduct such business.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

     a. It is impracticable to provide the required financial statements for the acquisition of ICAST Corporation at the time this Form 8-K is filed. The required financial statements will be filed by amendment as soon as practicable.

     b. It is impracticable to provide the required pro forma financial information for the acquisition of ICAST Corporation at the time this Form 8-K is filed. The required pro forma financial information will be filed by amendment as soon as practicable.

     c.   EXHIBITS

          2.1 Agreement and Plan of Merger and Reorganization among First Virtual Corporation (now known as FVC.COM, Inc.), FVC Acquisition Corp., ICAST Corporation and Certain Shareholders of ICAST Corporation, dated as of July 30, 1998.


                                       2.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FVC.COM, INC.


Dated:  September 9, 1998         By:  /s/ James O. Mitchell
                                      -------------------------------------
                                      James O. Mitchell
                                      Vice President, Operations
                                      and Chief Financial Officer


                                       3.